[LOGO OF SMITH BARNEY]


                                  SMITH BARNEY
                                   AGGRESSIVE
                                GROWTH Fund Inc.

                                                    CLASSIC INVESTOR SERIES

                                                    SEMI-ANNUAL REPORT

                                                    FEBRUARY 29, 2000

                            [LOGO OF SMITH BARNEY]


            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

SSB Citi Fund Management LLC ("SSBC") represents more than a century of managing serious money. Our clients range from Fortune 500 companies to private family businesses and individuals around the world. With a tradition of integrity and hard work dating back to our present company's origins in 1873, SSBC today offers professionally managed solutions for the serious investor.

                Aggressive Growth
                  FUND

For over 16 years, this portfolio has delivered overall, long-term growth through a "bottom-up" approach to investing.* The Fund is well diversified across capitalization ranges and among several industrial and service sectors, and typically holds only a select number of stocks allowing the portfolio manager to cultivate a long-term investment focus. Generally, all the companies in the portfolio share three significant features:

Potential for Rapid Earnings Growth
We seek dynamic businesses with the capability for growth, especially since many are currently found in expanding industries such as biotechnology and telecommunications.

Dedicated Management
We look to companies where managers have an ownership stake; a personal equity stake is an additional motivation for management to outperform.

Unrecognized Values
Our research approach is broad enough to include companies that may not be widely followed by Wall Street analysts; hence, an opportunity exists for identifying inefficiencies in pricing.

* Keep in mind, past performance is no guarantee of future results. An investor's shares, where redeemed, may be worth more or less than their original cost.

Smith Barney Aggressive
Growth Fund Inc.


The Smith Barney Aggressive Growth Fund Inc.("Fund") seeks capital appreciation by investing primarily in common stocks of companies that the manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies which comprise the Standard & Poor's 500 Index. The Fund may invest in the securities of large, well-known companies which offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small to medium-sized companies, a significant portion of the Fund's assets are invested in the securities of such companies.

Smith Barney Aggressive Growth Fund Inc.
Average Annual Total Returns
February 29, 2000
                                  Without Sales Charges(1)
                              -------------------------------
                              Class A      Class B    Class L
=============================================================
Six Months+                   45.41%       44.84%     44.86%
-------------------------------------------------------------
One-Year                      85.44        83.95      84.03
-------------------------------------------------------------
Five-Year                     34.33        33.26      33.33
-------------------------------------------------------------
Ten-Year                      22.93        N/A        N/A
-------------------------------------------------------------
Since Inception++             19.10        26.73      28.51
=============================================================
                                With Sales Charges(2)
                              -------------------------------
                              Class A      Class B    Class L
=============================================================
Six Months+                   38.15%       39.84%     42.40%
-------------------------------------------------------------
One-Year                      76.15        78.95      81.18
-------------------------------------------------------------
Five-Year                     32.96        33.20      33.06
-------------------------------------------------------------
Ten-Year                      22.31        N/A        N/A
-------------------------------------------------------------
Since Inception++             18.72        26.73      28.32
=============================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase. All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.
+ Total return is not annualized, as it may not be representative of the total return for the year.
++ Inception dates for Class A, B and L shares are October 24, 1983, November 6, 1992 and May 13, 1993, respectively.

--------------------------------------------------------------------------------
FUND HIGHLIGHT
--------------------------------------------------------------------------------
The gains witnessed in the Fund during the first six months of its fiscal year were once again broadly-based, with particular strength enjoyed by our biotechnology, technology and telecommunications holdings. Biotechnology stocks have been important contributors to our results since the Fund's inception and the gains experienced in the past six months have been some of the strongest we have ever seen from this group.

--------------------------------------------------------------------------------
NASDAQ SYMBOL
--------------------------------------------------------------------------------

         Class A                   SHRAX
         Class B                   SAGBX
         Class L                   SAGLX

--------------------------------------------------------------------------------
WHAT'S INSIDE
--------------------------------------------------------------------------------
A Message from the Chairman ................................  2

Shareholder Letter .........................................  3

An Interview with Manager Richard Freeman ..................  7

Historical Performance ..................................... 10

Smith Barney Aggressive Growth Fund Inc.
at a Glance ................................................ 13

Schedule of Investments .................................... 14

Statement of Assets and Liabilities ........................ 17

Statement of Operations .................................... 18

Statements of Changes in Net Assets ........................ 19

Notes to Financial Statements .............................. 20

Financial Highlights ....................................... 24

--------------------------------------------------------------------------------
Smith Barney Aggressive Growth Fund Inc.

--------------------------------------------------------------------------------
A Message from the Chairman
Heath B. McLendon
--------------------------------------------------------------------------------

[PHOTO]
HEATH  B.
MCLENDON

Chairman


The U.S. economy continues its tremendous growth. Unemployment is at an all-time low as consumer confidence reaches all-time highs. While this economic strength has proven to be supportive of stocks, it has hurt bonds as fears of inflationary pressures rise and the Fed continues to raise rates.

In recent weeks, we have experienced an unprecedented performance dichotomy between "New Economy" and "Old Economy" stocks. The New Economy is represented primarily by high-tech stocks -- biotechnology, communications, Internet, software and technology. Many of these companies have little or no capital, appear to be unaffected by rising interest rates and were the catalysts that sent the tech-laden NASDAQ Index/1/ up 85.6% in 1999. On the other hand, many Old Economy stocks -- represented by established blue chip companies -- have seen their stock prices decline. Yet, we believe a convergence may be at hand. While some New Economy stocks may offer excellent investment options, many Old Economy stocks have become undervalued relative to their intrinsic value, opening up more opportunities for investors than ever before.

Despite more volatile markets and the great debate about the future shape of the global economy, putting clients needs first has been Citigroup's tradition for over a century. We provide some 100 million people, businesses, governments and institutions in 100 countries with a broad range of financial products and services. SSB Citi Asset Management, Citigroup's asset management division, offers you access to a broad range of products including equities, fixed income and money markets. Our global resources are extensive, far-reaching and powerful, with a strong presence in the U.S., Europe, Japan, Latin America, Asia Pacific and Australia.

We invite you to explore our capabilities as a market leader in areas such as retirement, tax and estate planning, and we encourage you to work closely with your Salomon Smith Barney Financial Consultant to discuss the full range of services we offer. He or she can further discuss the unique advantages of professional investment management and how SSB Citi Asset Management can help you develop a long-term disciplined plan to help you achieve your investment goals.

When you invest with SSB Citi Asset Management, you can do so with the confidence that your interests come first, your investment success is paramount, and that the ultimate in resources is being committed to your financial future. Thank you for investing with us.

Also, please note that an interview with the Fund's Portfolio Manager Richard A. Freeman appears on page seven.

/S/ Heath B. McLendon
   ----------------------

Heath B. McLendon
Chairman

March 22, 2000

--------------
1 National Association of Securities Dealers Automated Quotation System ("NASDAQ") Index covers 4,500 stocks traded over the counter. It is a value-weighted index calculated on price change only and does not include income.
--------------------------------------------------------------------------------
2                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO]
RICHARD  A.
FREEMAN

Vice President and
Investment Officer

Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Aggressive Growth Fund ("Fund") for the period ended February 29, 2000. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. Any discussion of the Fund's holdings is as of February 29, 2000 and is subject to change. Please refer to pages 14 through 16 for a list of the Fund's holdings. We hope that you find this report to be useful and informative.

Performance Update
We are proud to report that for the six months ended February 29, 2000, the Fund returned 45.41%, 44.84% and 44.86% for its Class A, B and L shares, respectively, excluding the effects of sales charges. During the period under review, the Russell 2500 Growth Index,/1/ the Value Line Composite Index-Geometric/2/ and the Russell 3000 Growth Index/3/ returned 75.38%, negative 7.14% and 25.32%, respectively. This followed the strongest performance year in the Fund's 16-year history (fiscal 1999). Please note that past performance is not indicative of future results. For additional Fund performance information please refer to pages ten through 12.

Market Overview
During the first half of the Fund's fiscal year, investors faced a number of crosscurrents. These factors ranged from economic ones, including rising interest rates to market-related ones, including shifts in stock market leadership towards smaller capitalization companies accompanied by a surging NASDAQ stock market. (The NASDAQ Composite Index covers approximately 4,500 companies traded over the counter. It is a value-weighted index calculated by price change only and does not include income.)

During the period, the U.S. economy displayed resilience to the continued rise in interest rates implemented by the Federal Reserve Board ("Fed"). The Fed has raised interest rates five times since the summer of 1999, with many analysts predicting further increases later this year until evidence is in place that shows that growth in the U.S. economy is slowing. Long-term interest rates, which had increased by almost 200 basis points (i.e., 100 basis points are equal to one percent) from the lows reached in the fall of 1998, have eased, leading to an inverted yield curve where shorter dated government debt securities now yield more than longer dated bonds. (The yield curve is the graphical depiction of the relationship between the yield on the bonds of the same credit quality but different maturities.)

This normally would indicate that the economy could be expected to slow, but that analysis may be distorted by the U.S. government's buyback of bonds using some of the dollars generated by the budget surplus.

During the fourth quarter of 1999, investors, economists and even the Fed looked ahead with uncertainty to the Y2K changeover and its possible

----------
1 The Russell 2500 Growth Index is a broad-based unmanaged index which measures the performance of those 2,500 companies with higher price-to-book ratios and higher forecasted growth values (A price-to-book ratio is the price of a stock dividend divided by its net asset value.) The Russell 2500 Growth Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index.

2 The Value Line Composite Index-Geometric is composed of the 1,700 stocks traded by the Value Line Investment Survey.

3 The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization which represents approximately 98% of the investable U.S. equity market.

--------------------------------------------------------------------------------
Smith Barney Aggressive Growth Fund Inc.                                       3
negative ramifications. Companies ranging from parts suppliers to drug companies stockpiled inventories "just in case" they would be unable to operate normally when the millennium began. The Fed, which had been undertaking a policy of monetary tightening over fears of an overheated economy, put its rate increases on hold and instead supplied an enormous amount of reserves to the banking system, expecting the consumers to hoard cash at the end of the year. To everyone's relief, with the possible exception of the alarmists, Y2K proved to be an economic non-event.

Not only did the Fed resume its pattern of rate increases in 2000, but it began to refer more and more to the high valuation levels of the stock market and the impact that the "wealth effect" may be having on consumer spending. While the Fed tried to distance itself from directly pegging monetary policy to the level of stock prices, the message was not lost on investors, and the broad market averages declined sharply in the first two months of the year.

For many years, large-capitalization stocks significantly outperformed smaller ones, but the situation changed in 1999 when many highly visible large-capitalization members of the Standard and Poor's 500 Index ("S&P 500")4 reported disappointing earnings and were treated harshly by investors. So far in calendar year 2000, we are seeing a significant dichotomy between the favorable performance of small- and mid-capitalization stocks in contrast to the sharp declines seen in the Dow Jones Industrial Average (an unmanaged index of common stocks comprised of major industrial companies) and the broad-based S&P 500.5

Investment Strategy
The Fund seeks capital appreciation through investing primarily in common stocks of companies that we believe are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies which comprise the S&P 500.

Since the Fund's inception in 1983, we have employed a stock-specific approach rather than choosing stocks based on forecasts of the strength of the economy, direction of interest rates and inflation or other factors that are beyond the control of the individual companies in the Fund's portfolio. Nothing has changed our fundamental view that if you design a growth portfolio properly, you should be able to find companies to buy and hold not just for one or two quarters (which, in our view, is short-term trading) but rather for many years. We prefer to own companies where quality managements work to build dynamic, financially strong companies and who own meaningful equity stakes themselves.

Portfolio Update
The gains witnessed in the Fund during the first six months of its fiscal year were once again broadly-based, with particular strength enjoyed by our biotechnology, technology and telecommunications holdings. Biotechnology stocks have been important contributors to our results since the Fund's inception and the gains experienced in the past six months have been some of the strongest we have ever seen from this group.

In a climate of generally rising interest rates, many investors have gravitated towards those companies that do not rely on bank financings to support their activities. They are in noncyclical businesses and have the possibility for outstanding short as well as long-term earnings growth and are still in the early phases of their life cycles. In our view, these characteristics describe the biotechnology industry. Advances in genomics leading to productivity gains in drug


---------------
4 The S&P 500 is a market-capitalization weighted measure of 500 widely held common stocks.

5 Please note that after this letter was written, the performance of the Dow Jones Industrial Average began to improve and then became increasingly volatile.

--------------------------------------------------------------------------------
4                                        2000 Semi-Annual Report to Shareholders
discovery have led to significant gains in this sector of the stock market. Very strong sales in IDEC Pharmaceutical's treatment for B cell lymphoma have led to strong sales and earnings growth with this stock becoming the Fund's largest holding for the first time. Strong performances by Chiron, Genentech, ImClone Systems, Nanogen and Alkermes also aided the Fund's results during the period.

Communications equipment suppliers were strong performers in the last six months. Particular strength was exhibited by Adaptive Broadband Corp. as acceptance of their wireless Internet access product gained momentum. We significantly added to our position in the company as we believe that their wireless broadband product has the potential to capture a meaningful share of a burgeoning business. This exemplifies our investment strategy -- to take advantage of the inefficiencies in the stock market by trying to own companies with outstanding potential prior to their gaining "recognition" on Wall Street.

We believe that this attribute differentiates our investment style from many other aggressive growth funds, many of which prefer to buy stocks after they have already shown positive stock price momentum. We prefer to anticipate the momentum and not just react to it.

During the last six months, we added to our holdings in:

 .    Chiron Corporation -- a biotechnology company that participates in three global health care businesses: biopharmaceuticals, blood testing and vaccines

 .    Genzyme General Division -- a biotechnology company that develops, manufactures and markets therapeutic and diagnostic products, pharmaceutical and diagnostic services

 .    ImClone Systems, Inc.-- a biopharmaceutical company primarily engaged in the research and the development of drugs

 .    Forest Laboratories, Inc.-- a company that manufactures and sells both branded and generic forms of ethical drug products

 .    Isis Pharmaceuticals -- a leader in the discovery and development of a new class of drugs based on antisense technology

 .    Arch Communications Group -- a leading provider of wireless messaging services, primarily paging services

 .    C-Cor.net Corporation -- a company that designs, manufactures and markets network transmission products and provides services and support to cable service providers

 .    Quantum-DLT & Storage -- a company that designs, develops, manufactures, licenses and markets DLTtape drives and DLTtape media cartridges that are used to back-up and archive business-critical data from mid-range servers and high-end workstations

 .    Quantum-Hard Disk Drive -- a company that designs, develops and markets a diversified product portfolio of hard disk drives featuring leading-edge technology

 .    Excel Technology, Inc.-- a company that designs, develops, manufactures and markets laser systems and electro-optical components for scientific and industrial applications

 .    L-3 Communications Holdings, Inc.-- a merchant supplier of sophisticated secure communication systems and specialized communication products

 .    Nanogen, Inc.-- a company that integrates advanced microelectronics and molecular biology into a platform technology with broad commercial applications

 .    Lehman Brothers Holdings -- a leading global investment bank

 .    Roslyn Bancorp, Inc.-- a holding company for The Roslyn Savings Bank, a community-oriented stock savings bank


--------------------------------------------------------------------------------
Smith Barney Aggressive Growth Fund Inc.                                       5

 .    Astoria Financial -- the bank holding company for Astoria Federal Savings &
     Loan Association, a community-oriented federally charted savings association offering a variety of financial services

 .    Micron Technology -- a company that designs, develops, manufactures and markets semiconductor memory products.

 .    Core Laboratories, N.V.-- a provider of proprietary and patented reservoir description, production enhancement and reservoir management services for the oil industry

Tyco International, Ltd., one of the Fund's original holdings sold off sharply in the fourth quarter of 1999 on an analyst's allegation of aggressive accounting for its acquisitions which we believe is unsubstantiated./6/ (Tyco International, Ltd. is a diversified manufacturing and service company that designs, manufactures and distributes disposable medical supplies, electronics flow control products and fire detection/suppression and security systems.) Tyco's management, which, in our view, has always been very forthright with investors, used the weakness in the price of its shares to buy back stock for the corporation, and recently filed with the Securities and Exchange Commission ("SEC") to offer an initial public offering ("IPO") for their world leading underwater fiber optic cable business, to unlock its value in the company. We used the weakness in Tyco's shares to add to our position.

Conclusion
The unusual nature of the stock market in recent months whereby the NASDAQ market, and small and mid capitalization stocks have risen while the Dow Jones Industrial Average and the S&P 500 has declined is not unprecedented. In 1977 through 1978 large cap stocks declined, secondary stock measures rose, and similar to the experience last year, interest rates increased. We offer no stock market forecast, but rather will continue our strategy of buying promising micro-cap, small-cap and mid-cap companies that we believe over the next three to five years have the potential to prosper and eventually become mid- and large-capitalization stocks.

Undoubtedly some of the Fund's technology and biotechnology holdings have enjoyed an expansion in their price/earnings ratio ("P/E") because of investor's preference to own companies addressing emerging technology. (A P/E ratio is the price of the stock divided by its earnings per share.) And while no guarantees can be given, we believe that every one of our holdings has the potential to become important factors in their respective markets in the years ahead. We will therefore not add marginal companies to the portfolio simply because they are being swept up in the periphery of euphoria.

Thank you for your investment in the Smith Barney Aggressive Growth Fund. We look forward to continuing to help you pursue your financial goals in the new century.

Sincerely,

/S/  [ILLEGIBLE]
   ----------------

Richard A. Freeman
Vice President and
Investment Officer

March 20, 2000


---------------
/6/ The views expressed in this letter were current as of February 29, 2000 (unless otherwise stated), are subject to change and do not constitute investment advice.


--------------------------------------------------------------------------------
6                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
An Interview with Smith Barney Aggressive Growth Fund Inc.
Manager Richard Freeman
--------------------------------------------------------------------------------

A Focus on Dynamic Companies Wisely Managed

For more than 16 years, the Smith Barney Aggressive Growth Fund Inc. ("Fund") has delivered overall long-term capital appreciation through a bottom-up approach to investing./1/ Richard A. Freeman, the Fund's manager, seeks out dynamic companies deemed to be wisely managed. The Fund remains well diversified across capitalization ranges and among several industries and sectors.

Richard A. Freeman is a Managing Director of Smith Barney Asset Management and has been the manager of the Fund since its inception in October 1983. He began his investment career as an aerospace and electrical equipment analyst with Drexel Burnham Lambert and later with Chemical Bank. He became a portfolio manager in 1983 when the Fund was launched. Richard holds a BS in accounting from Brooklyn College and an MBA from New York University.

Richie, how would you describe the Fund's investment strategy?

The Fund has maintained a consistent investment strategy since its inception and is managed much more like a traditional "buy and hold" growth fund. This explains the portfolio's very low turnover and why we are committed to maintaining our long-term investment horizon. While our companies may be aggressive growth candidates, the Fund is certainly not managed that way.

As disciplined, "bottom-up" investors, we try to identify the stocks of companies with outstanding growth potential that we believe can grow their earnings rapidly. While we are aware of the impact of broad economic trends, we do not make economic forecasts. The Fund continues to be well diversified across different industries and market sectors.

How would you characterize your stock selection process?

We seek to identify micro-, small- and mid-cap companies that we think have the strongest growth potential. We look for companies with a product or service that could power earnings and/or growth in cash flow. Ideally, our goal is to buy companies that are selling for less than one times their growth rate.

Once we have targeted promising companies, we look closely at how their management teams are compensated for the companies' performance. If a rising stock price is a major incentive for management to work hard, we think that should benefit shareholders as well. We tend to favor management teams that own stock and benefit from options programs. We also like to see a board of directors that also is paid with stock, as opposed to them receiving a cash stipend every time they attend a board meeting.

The Fund's 1999 gain was very broadly based. This was in stark contrast to the performance of the overall market, in which just a few stocks dominated returns. We evaluate companies and are not overly influenced by short-term market conditions. If there happens to be a lot of attractive opportunities in one particular area, we are usually aggressive buyers. Particular sectors that helped the Fund's performance last year were biotechnology, technology and telecommunications.

What changes have you made to the Fund's portfolio during the period?

We've added to existing holdings based on the Fund's positive cash flows. For example, we recently added to our position in Tyco, which has been a substantial Fund holding since we first purchased it as a small-cap company in 1983. Tyco's stock declined amidst, what we believe are, unfounded accounting questions in recent months, and we viewed this as an opportunity to buy


---------------
/1/ Bottom-up investing is a management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks. Please note that past performance is not indicative of future results.

--------------------------------------------------------------------------------
Smith Barney Aggressive Growth Fund Inc.                                       7
more shares. We remained impressed with Tyco management and believe the company's earnings outlook is strong.

Early in the Fund's fiscal year, we added to our positions in select biotechnology stocks. We think that the biotechnology industry may be one of the most dynamic growth sectors over the next few years.

You tend to buy micro-, small- and mid-cap companies long before they are discovered by Wall Street. Why?

Our research approach is broad enough to include companies that may not be widely followed by Wall Street analysts. This in turn may result in greater opportunities to identify inefficiencies in pricing. We try to seek out companies that we can own not just for one or two quarters, but for three years, five years, ten years, and even beyond that. The Fund is a classic buy and hold fund, and that's exemplified by the turnover, which, in recent years, has averaged less than 10% a year./2/ (Portfolio turnover is a measure of trading activity during the previous year, expressed as a percentage of the average market value of the securities of the Fund.)

We tend to let our winners ride. We sell a stock when the original premise for buying it has changed dramatically or we see a material degradation of a company's balance sheet. But even then we try to be prudent. In our view, acquisition cost is everything and that factor is arguably one of the most important determinations a portfolio manager can make.

What type of stocks are typically the best candidates for the Fund?

Companies with products that can save people's lives (as in the case of pharmaceuticals), change people's lives for the better or make things easier to do are the qualities that we look for. In many cases, companies will be able to charge a lot for those products. Therefore, these dynamic leaders stand a good chance of being very profitable, and we like to see that those products have a good patent life.

We focus on micro-, small- and mid-cap companies with the potential to become large-cap companies. We like to see management with a big personal stake in the company, and we look for strong, predictable cash flows, little or no debt, and products that we believe will lead their respective fields.

Can you provide some insight into the multi-cap nature of the Fund?

If you take a look at our top holdings, you will see a number of large cap names, but it is important to remember that we first purchased these stocks when they were not yet trading in the large-cap range. So while some of these companies might be large-cap, nearly every one of them was initially bought when they were either micro-, small- or mid-cap.

Last year was difficult for many investors because of higher market volatility. How do you manage money in more challenging markets?

We've used the volatility to our advantage by actually adding to our positions during periods of market weakness. I have followed the stock market closely since the mid-1960s and have seen the passage of numerous market cycles. In my view, a well-designed growth fund should own companies that ideally will be top performers over five or ten years rather than potential winners for just one or two quarters.


---------------
/2/ There is no guarantee that the portfolio turnover will continue to average less than 10% a year.


--------------------------------------------------------------------------------
8                                        2000 Semi-Annual Report to Shareholders

What are your thoughts on the "New Economy," in which a dichotomy apparently exists between powerful Internet stocks (the so-called "dot.coms") and technology stocks versus established blue chip companies (the "Old Economy")?

We have not been caught up in the controversy. We think it's more important to anticipate the relative strength in the market rather than react to it. There has been such a cataclysmic perception about the weakness of the Old Economy stocks and the relative strength of the New Economy stocks. While naysayers think this is an unprecedented event, I recall the stock market of 1977 through 1978, in which many large cap companies were in a bear market while secondary companies did quite well. Also, during that period of time interest rates rose, creating conditions not unlike what we are seeing today.

Market narrowness and the outperformance of a handful of stocks over the past couple of years may have exacerbated difficult market conditions, but we are happy to report that the Fund was invested in many of the strongest sectors and strongest companies in the market. We think our performance results have been favorable in large part because of our rigorous stock selection process that has led us to invest in successful companies. (Of course, past performance is not indicative of future results.)

What advice can you give for new stock fund investors?

It is our hope that our shareholders genuinely share our long-term time horizon. However, we would caution new investors against expecting the same kind of returns from the Fund achieved during the last six months. Reasonable expectations should be maintained. If I may paraphrase a quote from Edwin Lefevre's book Reminiscences of a Stock Operator, "Big money is made with the sitting and not the trading."

Richie, thanks for spending time with us today.


--------------------------------------------------------------------------------
Smith Barney Aggressive Growth Fund Inc.                                       9

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                        Net Asset Value
                               --------------------------------------
                                Beginning                      End          Income        Capital Gain        Total
Period Ended                    of Period                   of Period      Dividends      Distributions     Returns(1)
--------------------------------------------------------------------------------------------------------------------------
2/29/00                           $67.73                      $97.46         $0.00          $0.72             45.41%+
--------------------------------------------------------------------------------------------------------------------------
8/31/99                            33.78                       67.73          0.00           0.88            104.42
--------------------------------------------------------------------------------------------------------------------------
8/31/98                            41.80                       33.78          0.00           1.96            (15.16)
--------------------------------------------------------------------------------------------------------------------------
8/31/97                            28.76                       41.80          0.00           0.81             49.11
--------------------------------------------------------------------------------------------------------------------------
8/31/96                            33.53                       28.76          0.00           2.37             (7.44)
--------------------------------------------------------------------------------------------------------------------------
8/31/95                            26.76                       33.53          0.00           1.37             31.95
--------------------------------------------------------------------------------------------------------------------------
8/31/94                            23.59                       26.76          0.00           0.00             13.44
--------------------------------------------------------------------------------------------------------------------------
8/31/93                            18.94                       23.59          0.00           0.00             24.55
--------------------------------------------------------------------------------------------------------------------------
8/31/92                            20.12                       18.94          0.00           0.76             (2.42)
--------------------------------------------------------------------------------------------------------------------------
8/31/91                            16.16                       20.12          0.00           0.94             31.97
--------------------------------------------------------------------------------------------------------------------------
8/31/90                            19.25                       16.16          0.02           2.03             (6.38)
--------------------------------------------------------------------------------------------------------------------------
Total                                                                        $0.02         $11.84
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                           Net Asset Value
                                     ----------------------------
                                     Beginning            End          Income        Capital Gain        Total
Period Ended                         of Period         of Period      Dividends      Distributions     Returns(1)
-----------------------------------------------------------------------------------------------------------------------
2/29/00                                $63.82            $91.41         $0.00          $0.72             44.84%+
-----------------------------------------------------------------------------------------------------------------------
8/31/99                                 32.12             63.82          0.00           0.88            102.78
-----------------------------------------------------------------------------------------------------------------------
8/31/98                                 40.17             32.12          0.00           1.96            (15.90)
-----------------------------------------------------------------------------------------------------------------------
8/31/97                                 27.88             40.17          0.00           0.81             47.94
-----------------------------------------------------------------------------------------------------------------------
8/31/96                                 32.82             27.88          0.00           2.37             (8.16)
-----------------------------------------------------------------------------------------------------------------------
8/31/95                                 26.42             32.82          0.00           1.37             30.93
-----------------------------------------------------------------------------------------------------------------------
8/31/94                                 23.46             26.42          0.00           0.00             12.62
-----------------------------------------------------------------------------------------------------------------------
Inception* -- 8/31/93                   20.52             23.46          0.00           0.00             14.33+
-----------------------------------------------------------------------------------------------------------------------
Total                                                                   $0.00          $8.11
-----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
10                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                                         Net Asset Value
                                    ---------------------------
                                    Beginning            End          Income        Capital Gain        Total
Period Ended                        of Period         of Period      Dividends      Distributions     Returns(1)
---------------------------------------------------------------------------------------------------------------------
2/29/00                                $63.99           $91.67         $0.00          $0.72             44.86%+
---------------------------------------------------------------------------------------------------------------------
8/31/99                                 32.19            63.99          0.00           0.88              102.87
---------------------------------------------------------------------------------------------------------------------
8/31/98                                 40.22            32.19          0.00           1.96              (15.80)
---------------------------------------------------------------------------------------------------------------------
8/31/97                                 27.91            40.22          0.00           0.81              47.97
---------------------------------------------------------------------------------------------------------------------
8/31/96                                 32.84            27.91          0.00           2.37              (8.12)
---------------------------------------------------------------------------------------------------------------------
8/31/95                                 26.42            32.84          0.00           1.37              31.01
---------------------------------------------------------------------------------------------------------------------
8/31/94                                 23.47            26.42          0.00           0.00              12.57
---------------------------------------------------------------------------------------------------------------------
Inception*--8/31/93                     21.14            23.47          0.00           0.00              11.02+
---------------------------------------------------------------------------------------------------------------------
Total                                                                  $0.00          $8.11
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                                           Net Asset Value
                                     ---------------------------
                                     Beginning           End          Income      Capital Gain          Total
Period Ended                         of Period        of Period      Dividends    Distributions       Returns(1)
----------------------------------------------------------------------------------------------------------------------
2/29/00                                $68.69           $99.02         $0.00          $0.72             45.65%+
----------------------------------------------------------------------------------------------------------------------
8/31/99                                 34.13            68.69          0.00           0.88            105.15
----------------------------------------------------------------------------------------------------------------------
8/31/98                                 42.07            34.13          0.00           1.96            (14.86)
----------------------------------------------------------------------------------------------------------------------
8/31/97                                 28.84            42.07          0.00           0.81             49.64
----------------------------------------------------------------------------------------------------------------------
Inception*--8/31/96                     31.86            28.84          0.00           2.37            (10.13)+++
----------------------------------------------------------------------------------------------------------------------
Total                                                                  $0.00          $6.74
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance -- Class Z Shares
--------------------------------------------------------------------------------

                                            Net Asset Value
                                     ----------------------------
                                     Beginning             End          Income        Capital Gain        Total
Period Ended                         of Period          of Period      Dividends      Distributions     Returns(1)
-----------------------------------------------------------------------------------------------------------------------
2/29/00                                $69.63            $100.38         $0.00           $0.72            45.64%+
-----------------------------------------------------------------------------------------------------------------------
8/31/99                                 34.58             69.63           0.00            0.88           105.20
-----------------------------------------------------------------------------------------------------------------------
8/31/98                                 42.60             34.58           0.00            1.96           (14.86)
-----------------------------------------------------------------------------------------------------------------------
8/31/97                                 29.20             42.60           0.00            0.81            49.61
-----------------------------------------------------------------------------------------------------------------------
8/31/96                                 33.88             29.20           0.00            2.37            (7.07)
-----------------------------------------------------------------------------------------------------------------------
8/31/95                                 26.94             33.88           0.00            1.37            32.38
-----------------------------------------------------------------------------------------------------------------------
8/31/94                                 23.67             26.94           0.00            0.00            13.81
-----------------------------------------------------------------------------------------------------------------------
Inception*--8/31/93                     20.52             23.67           0.00            0.00            15.35+
-----------------------------------------------------------------------------------------------------------------------
Total                                                                    $0.00           $8.11
-----------------------------------------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Smith Barney Aggressive Growth Fund Inc.                                      11

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                                                      Without Sales Charges(1)
                                             -------------------------------------------------------------------------
                                             Class A         Class B         Class L         Class Y         Class Z
----------------------------------------------------------------------------------------------------------------------
Six Months Ended 2/29/00+                     45.41%          44.84%          44.86%          45.65%          45.64%
----------------------------------------------------------------------------------------------------------------------
Year Ended 2/29/00                            85.44           83.95           84.03           86.07           86.07
----------------------------------------------------------------------------------------------------------------------
Five Years Ended 2/29/00                      34.33           33.26           33.33           N/A             34.80
----------------------------------------------------------------------------------------------------------------------
Ten Years Ended 2/29/00                       22.93             N/A             N/A             N/A             N/A
----------------------------------------------------------------------------------------------------------------------
Inception* through 2/29/00                    19.10           26.73           28.51           35.14++         28.17
----------------------------------------------------------------------------------------------------------------------


                                                                       With Sales Charges(2)
                                             --------------------------------------------------------------------------
                                             Class A         Class B         Class L         Class Y         Class Z
-----------------------------------------------------------------------------------------------------------------------
Six Months Ended 2/29/00+                     38.15%          39.84%          42.40%          45.65%          45.64%
-----------------------------------------------------------------------------------------------------------------------
Year Ended 2/29/00                            76.15           78.95           81.18           86.07           86.07
-----------------------------------------------------------------------------------------------------------------------
Five Years Ended 2/29/00                      32.96           33.20           33.06           N/A             34.80
-----------------------------------------------------------------------------------------------------------------------
Ten Years Ended 2/29/00                       22.31             N/A             N/A             N/A             N/A
-----------------------------------------------------------------------------------------------------------------------
Inception* through 2/29/00                    18.72           26.73           28.32           35.14++         28.17
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------
                                                  Without Sales Charges(1)
--------------------------------------------------------------------------------
Class A (2/28/90 through 2/29/00)                          688.36%
--------------------------------------------------------------------------------
Class B (Inception* through 2/29/00)                       465.99
--------------------------------------------------------------------------------
Class L (Inception* through 2/29/00)                       450.83
--------------------------------------------------------------------------------
Class Y (Inception* through 2/29/00)                       242.15++
--------------------------------------------------------------------------------
Class Z (Inception* through 2/29/00)                       514.80
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and Class L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%; respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B, L, Y and Z shares are October 24, 1983, November 6, 1992, May 13, 1993, October 12, 1995 and November 6, 1992, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ Performance calculations for Class Y shares use January 31, 1996 as the inception date since all Class Y shares redeemed during November 1995 and new shares in Class Y were not purchased until January 31, 1996.


--------------------------------------------------------------------------------
12                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Smith Barney Aggressive Growth Fund Inc. at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A Shares of the
Smith Barney Aggressive Growth Fund Inc. vs. Russell 2500 Growth Index+

                                    [GRAPH]

                    Smith Barney Aggressive        Russell 2500
                       Growth Fund Inc.            Growth Index
Feb\1990                     9,501                    10,000
Aug\1990                     8,963                     9,095
Aug\1991                    11,828                    12,286
Aug\1992                    11,542                    13,325
Aug\1993                    14,376                    17,302
Aug\1994                    16,307                    18,322
Aug\1995                    21,518                    22,341
Aug\1996                    19,918                    25,267
Aug\1997                    29,699                    33,236
Aug\1998                    25,198                    27,633
Aug\1999                    51,509                    36,585
Feb\2000                    74,901                    64,163


+ Hypothetical illustration of $10,000 invested in Class A shares on February 28, 1990, assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through February 29, 2000. Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Industry Diversification of Common Stock*
----------------------------------------------
                 [GRAPH]

21.4%            Biotechnology
15.0%            Pharmaceuticals
 9.1%            Broadcasting/Cable
 9.8%            Semiconductors
 4.9%            Multi-Industry
 6.0%            Investment Banking Services
 6.1%            Computer Software/Internet
 3.7%            Oil Field Equipment/Services
11.2%            Communications
 3.3%            Managed Healthcare Providers
 9.5%            Other

* As a percentage of total common stock.

Investment Breakdown**
----------------------------------------------

                   [GRAPH]

 3.9% Repurchase Agreement
96.1% Common Stock and Warrants

** As a percentage of total investments.


--------------------------------------------------------------------------------
Smith Barney Aggressive Growth Fund Inc.                                      13

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                            February 29, 2000
--------------------------------------------------------------------------------

    SHARES                                       SECURITY                                        VALUE
-------------------------------------------------------------------------------------------------------------
COMMON STOCK -- 96.0%

Biotechnology -- 20.5%
    400,000           Alkermes, Inc.+@                                                       $ 76,750,000
  2,400,000           Amgen Inc.+                                                             163,650,000
     11,210           Antigenics Inc.+                                                            504,450
  3,150,000           Chiron Corp.+@                                                          157,500,000
    250,000           COR Therapeutics, Inc.+                                                  22,406,250
    133,000           Genentech, Inc.+@                                                        25,652,375
                      Genzyme Corp.:
  2,000,000            General Division+                                                      114,875,000
    124,257            Molecular Oncology Division+                                             3,316,109
    500,000           ImClone Systems Inc.+@                                                   65,531,250
      5,000           Maxygen Inc.+                                                               733,125
    580,000           NABI Inc.+                                                                6,380,000
     17,950           Sequenom Inc.+                                                            2,243,750
-------------------------------------------------------------------------------------------------------------
                                                                                              639,542,309
-------------------------------------------------------------------------------------------------------------
Broadcasting/Cable -- 8.7%
  1,450,000           AT&T - Liberty Media Group, Class A Shares+@                             75,762,500
    500,000           Cablevision Systems Development Corp., Class A Shares+@                  32,093,750
  1,600,000           CBS Corp.                                                                95,300,000
                      Comcast Corp.:
    100,000            Class A Shares@                                                          4,000,000
  1,300,000            Class A Special Shares                                                  55,250,000
    690,000           World Wrestling Federation Entertainment, Inc.+                           8,970,000
-------------------------------------------------------------------------------------------------------------
                                                                                              271,376,250
-------------------------------------------------------------------------------------------------------------
Communications -- 10.8%
  1,470,000           Adaptive Broadband Corp.+                                               169,095,937
  1,838,000           Arch Communications Group, Inc.+@                                        25,502,250
    600,000           AT&T Corp.@                                                              29,662,500
      4,980           Avanex Corp.+                                                             1,037,708
  1,580,000           C-Cor.net Corp.+                                                         70,655,625
    168,768           Nokia Oyj, ADR                                                           33,468,804
     35,000           PNV.net, Inc.+                                                              144,375
    150,000           The Source Information Management Co.+@                                   3,103,125
     10,275           Sycamore Networks, Inc.+@                                                 1,520,700
     26,000           Time Warner Telecom Inc.+                                                 2,002,000
-------------------------------------------------------------------------------------------------------------
                                                                                              336,193,024
-------------------------------------------------------------------------------------------------------------
Computer Hardware-- 2.4%
                      Quantum Corp.:
  5,000,000           DLT & Storage Systems+                                                   51,875,000
  3,000,000           Hard Disk Drive+                                                         23,625,000
-------------------------------------------------------------------------------------------------------------
                                                                                               75,500,000
-------------------------------------------------------------------------------------------------------------
Computer Software/Internet -- 5.8%
      5,880           Akamai Technologies, Inc.+@                                               1,536,150
  2,400,000           America Online, Inc.+                                                   141,600,000
     27,380           Internet Pictures Corp.+@                                                   903,540
     15,000           Juniper Networks, Inc.+@                                                  4,114,688
      2,500           Lante Corp.+                                                                199,375
     15,000           McAfee.com Corp.+                                                           511,875

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
14                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                February 29, 2000
--------------------------------------------------------------------------------

    SHARES                                        SECURITY                                       VALUE
-------------------------------------------------------------------------------------------------------------
Computer Software/Internet -- 5.8% (continued)
    340,400           Microsoft Corp.+                                                       $ 30,423,250
     17,500           Neoforma.com, Inc.+@                                                      1,041,250
      4,930           Niku Corp.+                                                                 340,170
      8,220           Organic, Inc.+@                                                             280,508
      2,500           webMethods, Inc.+@                                                          770,156
-------------------------------------------------------------------------------------------------------------
                                                                                              181,720,962
-------------------------------------------------------------------------------------------------------------
Diversified Technology -- 1.3%
     35,080           Agilent Technologies, Inc.+                                               3,637,358
    350,000           Drexler Technology Corp.+                                                 5,315,625
    689,000           Excel Technology, Inc.+                                                  19,205,875
    750,000           GenRad, Inc.+                                                            11,062,500
      1,875           Inforte Corp.+@                                                             150,820
     16,130           PerkinElmer, Inc.                                                         1,042,401
-------------------------------------------------------------------------------------------------------------
                                                                                               40,414,579
-------------------------------------------------------------------------------------------------------------
Drug Delivery/Testing -- 1.6%
    599,500           Advanced Polymer Systems, Inc.+                                           2,472,938
    100,000           Albany Molecular Research, Inc.+                                          4,825,000
  1,000,000           ALZA Corp.+                                                              36,687,500
    250,000           Cygnus, Inc.+@                                                            4,609,375
-------------------------------------------------------------------------------------------------------------
                                                                                               48,594,813
-------------------------------------------------------------------------------------------------------------
Electronic - Military -- 1.5%
  1,000,000           L-3 Communications Holdings, Inc.+                                       42,562,500
    184,900           Tech-Sym Corp.+                                                           3,235,750
-------------------------------------------------------------------------------------------------------------
                                                                                               45,798,250
-------------------------------------------------------------------------------------------------------------
Healthcare - Miscellaneous -- 2.4%
    100,000           Biosite Diagnostics Inc.+                                                 3,500,000
      3,320           Diversa Corp.+                                                              443,220
  1,000,287           Genzyme Surgical Products+                                               12,628,623
    530,000           Nanogen, Inc.+                                                           41,605,000
    200,000           Tularik Inc.+                                                            15,775,000
-------------------------------------------------------------------------------------------------------------
                                                                                               73,951,843
-------------------------------------------------------------------------------------------------------------
Investment Banking Services -- 5.7%
  1,500,000           Astoria Financial Corp.                                                  35,718,750
     30,000           Goldman Sachs Group, Inc.@                                                2,775,000
  1,300,000           Lehman Brothers Holdings Inc.                                            94,250,000
    200,000           Merrill Lynch & Co., Inc.                                                20,500,000
    126,700           Neuberger Berman Inc.                                                     3,262,525
  1,473,200           Roslyn Bancorp, Inc.                                                     22,650,450
-------------------------------------------------------------------------------------------------------------
                                                                                              179,156,725
-------------------------------------------------------------------------------------------------------------
Managed Healthcare Providers -- 3.2%
  1,950,000           United HealthCare Corp.                                                  99,693,750
-------------------------------------------------------------------------------------------------------------
Multi-Industry -- 4.7%
  3,875,000           Tyco International Ltd.                                                 147,007,812
-------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Aggressive Growth Fund Inc.                                      15

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                February 29, 2000
--------------------------------------------------------------------------------

    SHARES                                        SECURITY                                      VALUE
------------------------------------------------------------------------------------------------------------
Oil Field Equipment/Services -- 3.6%
  1,025,000           Core Laboratories N.V.+                                              $   21,717,187
  2,000,000           Weatherford International, Inc.+                                         90,000,000
------------------------------------------------------------------------------------------------------------
                                                                                              111,717,187
------------------------------------------------------------------------------------------------------------
Pharmaceuticals -- 14.4%
     80,000           EP MedSystems, Inc.+@                                                       440,000
  2,000,000           Forest Laboratories, Inc.+                                              136,625,000
  1,600,000           IDEC Pharmaceuticals Corp.+@                                            225,400,000
  1,005,000           Isis Pharmaceuticals, Inc.+@                                             14,195,625
    362,400           Pfizer Inc.                                                              11,642,100
    243,640           Pharmacia & Upjohn, Inc.@                                                11,603,355
  2,100,000           SICOR Inc.+                                                              20,868,750
    400,000           Vertex Pharmaceuticals Inc.+                                             29,050,000
------------------------------------------------------------------------------------------------------------
                                                                                              449,824,830
------------------------------------------------------------------------------------------------------------
Semiconductors -- 9.4%
     22,500           Caliper Technologies Corp.+                                               4,000,781
    800,000           Cirrus Logic, Inc.+                                                      16,650,000
  1,640,000           Intel Corp.@                                                            185,320,000
    800,000           Micron Technology, Inc.@                                                 78,450,000
      7,475           Quantum Effect Devices, Inc.+                                               720,403
    630,000           Standard Microsystems Corp.+                                              9,469,688
------------------------------------------------------------------------------------------------------------
                                                                                              294,610,872
------------------------------------------------------------------------------------------------------------
                      TOTAL COMMON STOCK
                      (Cost -- $1,113,748,670)                                              2,995,103,206
------------------------------------------------------------------------------------------------------------
WARRANTS -- 0.1%
  1,642,028           Arch Communications Group, Inc., Expire 9/1/03+
                      (Cost -- $0)                                                              3,899,816
------------------------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                        SECURITY                                      VALUE
------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 3.9%
$69,471,000           Morgan Stanley Dean Witter & Co., 5.750% due 3/1/00;
                      Proceeds at maturity--$69,482,096; (Fully
                      collateralized by U.S. Treasury Notes and Bonds,
                      5.375% to 8.750% due 6/30/03 to 5/15/17;
                      Market value--$71,108,412)                                               69,471,000
 53,351,000           Warburg Dillon Read LLC, 5.750% due 3/1/00;
                      Proceeds at maturity--$53,359,521; (Fully
                      collateralized by U.S. Treasury Notes, 4.625%
                      due 12/31/00; Market value--$54,418,283)                                 53,351,000
------------------------------------------------------------------------------------------------------------
                      TOTAL REPURCHASE AGREEMENTS
                      (Cost -- $122,822,000)                                                  122,822,000
------------------------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $1,236,570,670*)                                            $3,121,825,022
------------------------------------------------------------------------------------------------------------

+    Non-income producing security.
@    All or a portion of this security is on loan (See Note 5).
*    Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
16                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                February 29, 2000
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost--$1,236,570,670)                        $ 3,121,825,022
   Cash                                                                         25,318
   Collateral for securities on loan (Note 5)                              419,309,842
   Receivable for Fund shares sold                                          16,229,301
   Dividends and interest receivable                                           671,406
   Receivable for securities sold                                               37,387
----------------------------------------------------------------------------------------
   Total Assets                                                          3,558,098,276
----------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities on loan (Note 5)                                 419,309,842
   Payable for securities purchased                                          8,908,135
   Investment advisory fees payable                                          1,351,382
   Administration fees payable                                                 450,299
   Distribution fees payable                                                   381,267
   Payable for Fund shares purchased                                            44,232
   Accrued expenses                                                            453,124
----------------------------------------------------------------------------------------
   Total Liabilities                                                       430,898,281
----------------------------------------------------------------------------------------
Total Net Assets                                                       $ 3,127,199,995
----------------------------------------------------------------------------------------
NET ASSETS:
   Par value of capital shares                                         $       328,841
   Capital paid in excess of par value                                   1,250,334,977
   Accumulated net investment loss                                          (9,401,230)
   Accumulated net realized gain from security transactions                    683,055
   Net unrealized appreciation of investments                            1,885,254,352
----------------------------------------------------------------------------------------
Total Net Assets                                                        $3,127,199,995
----------------------------------------------------------------------------------------
Shares Outstanding:
   Class A                                                                  12,184,821
  --------------------------------------------------------------------------------------
   Class B                                                                  10,833,770
  --------------------------------------------------------------------------------------
   Class L                                                                   4,316,287
  --------------------------------------------------------------------------------------
   Class Y                                                                   2,461,920
  --------------------------------------------------------------------------------------
   Class Z                                                                   3,087,343
  --------------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                               $97.46
  --------------------------------------------------------------------------------------
   Class B*                                                                     $91.41
  --------------------------------------------------------------------------------------
   Class L**                                                                    $91.67
  --------------------------------------------------------------------------------------
   Class Y (and redemption price)                                               $99.02
  --------------------------------------------------------------------------------------
   Class Z (and redemption price)                                              $100.38
  --------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 5.26% of net asset value per share)           $102.59
  --------------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)            $92.60
----------------------------------------------------------------------------------------

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within one year from initial purchase.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Aggressive Growth Fund Inc.                                      17

--------------------------------------------------------------------------------
Statement of Operations (unaudited)   For the Six Months Ended February 29, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends                                               $    1,900,771
   Interest                                                     3,661,334
--------------------------------------------------------------------------------
   Total Investment Income                                      5,562,105
--------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 2)                            6,344,708
   Distribution fees (Note 2)                                   5,394,254
   Administration fees (Note 2)                                 2,114,903
   Shareholder and system servicing fees                          869,697
   Registration fees                                               86,844
   Shareholder communications                                      63,062
   Custody                                                         33,313
   Audit and legal                                                 23,335
   Directors' fees                                                 18,968
   Other                                                           12,156
--------------------------------------------------------------------------------
   Total Expenses                                              14,961,240
--------------------------------------------------------------------------------
Net Investment Loss                                            (9,399,135)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
   Realized Gain From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                       12,418,753
     Cost of securities sold                                    6,622,196
--------------------------------------------------------------------------------
   Net Realized Gain                                            5,796,557
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of period                                      988,026,361
     End of period                                          1,885,254,352
--------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                    897,227,991
--------------------------------------------------------------------------------
Net Gain on Investments                                       903,024,548
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                     $  893,625,413
--------------------------------------------------------------------------------

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
18                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (unaudited)
--------------------------------------------------------------------------------

For the Six Months Ended February 29, 2000 (unaudited) and the Year Ended August 31, 1999

                                                                        2000                 1999
======================================================================================================
OPERATIONS:
 Net investment loss                                              $    (9,399,135)   $   (13,173,101)
 Net realized gain                                                      5,796,557         25,368,533
 Increase in net unrealized appreciation                              897,227,991        739,882,957
------------------------------------------------------------------------------------------------------
 Increase in Net Assets From Operations                               893,625,413        752,078,389
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net realized gains                                                   (19,298,815)       (18,185,655)
------------------------------------------------------------------------------------------------------
Decrease in Net Assets From Distributions to Shareholders             (19,298,815)       (18,185,655)
------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
 Net proceeds from sale of shares                                   2,323,604,848      2,547,281,021
 Net asset value of shares issued for reinvestment of dividends        16,911,247         15,315,896
 Cost of shares reacquired                                         (1,752,000,110)    (2,311,458,577)
------------------------------------------------------------------------------------------------------
 Increase in Net Assets From Fund Share Transactions                  588,515,985        251,138,340
------------------------------------------------------------------------------------------------------
Increase in Net Assets                                              1,462,842,583        985,031,074

NET ASSETS:
 Beginning of period                                                1,664,357,412        679,326,338
------------------------------------------------------------------------------------------------------
 End of period*                                                   $ 3,127,199,995    $ 1,664,357,412
======================================================================================================
* Includes accumulated net investment loss of:                    $    (9,401,230)   $        (2,095)
======================================================================================================

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Aggressive Growth Fund, Inc.                                     19

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies
The Smith Barney Aggressive Growth Fund Inc. ("Fund"), a Maryland corporation is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the bid price. Investments in securities for which market quotations are not available are valued at fair value as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) direct expenses are charged to each class; investment advisory fees and general Fund expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At August 31, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, an accumulated net investment loss of $1,989,709 and an accumulated net realized gain of $435 were reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.60% of the average daily net assets. This fee is calculated daily and paid monthly.

SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Effective October 1999, Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, became the Fund's transfer agent and PFPC Global Fund Services ("PFPC") became the sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. During the period October 1, 1999 through February 29, 2000, the Fund paid transfer agent fees of $641,831 to CFTC.

--------------------------------------------------------------------------------
20                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

CFBDS, Inc. ("CFBDS") acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

SSB acts as the primary broker for its portfolio agency transactions. For the six months ended February 29, 2000, SSB received total brokerage commissions of $12,100.

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended February 29, 2000, CFBDS and SSB received sales charges of $2,103,000 and $1,121,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                     Class A           Class B      Class L
================================================================================
CDSCs                $12,000           $210,000     $24,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the six months ended February 29, 2000, total Distribution Plan fees were as follows:

                            Class A      Class B      Class L
================================================================================
Distribution Plan Fees    $1,055,790   $3,171,662   $1,166,802
================================================================================

All officers and one Director of the Fund are employees of SSB.

3. Investments

During the six months ended February 29, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                        $535,529,357
--------------------------------------------------------------------------------
Sales                              12,418,753
================================================================================

At February 29, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation           $1,915,467,507
Gross unrealized depreciation              (30,213,155)
--------------------------------------------------------------------------------
Net unrealized appreciation             $1,885,254,352
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

--------------------------------------------------------------------------------
Smith Barney Aggressive Growth Fund Inc.                                      21

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

5. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At February 29, 2000, the Fund loaned common stocks having a value of approximately $436,809,089 and holds the following collateral for loaned securities:

Security Description                                            Value
================================================================================
Time Deposits:
 Amsouth Bank, 5.91% due 3/1/00                                  $ 46,770,557
 Bank of America, 5.88% due 3/1/00                                 63,140,252
 Bank of Brussels, 5.88% due 3/1/00                                60,082,298
 Chase Manhattan Bank, 5.88% due 3/1/00                            63,140,252
 Credit Suisse, 5.91% due 3/1/00                                   63,140,252
 Fifth Third Bank, 5.88% due 3/1/00                                63,140,252
 Firstar Bank, 5.75% due 3/1/00                                       903,434
 Suntrust Bank, 5.88% due 3/1/00                                   15,060,100

Commercial Paper:
 Atlantis One, 5.94% due 3/6/00                                    10,682,091
 Atlantis One, 5.97% due 3/20/00                                    2,029,011
 Fairway Asset Bank, 5.98% due 4/17/00                              7,045,455

Floating Rate Notes:
 American Home Products, 5.48% due 4/20/00                          3,420,687
 Amsouth Bank, 5.73% due 1/25/01                                    5,880,942
 Keybank Corp., 5.88% due 2/14/01                                   9,358,755
 Morgan Stanley, 5.75% due 5/8/00                                   3,261,156
 Sigma Finance Corp., 6.23% due 4/4/00                              2,254,348
--------------------------------------------------------------------------------
Total                                                            $419,309,842
================================================================================

Income earned by the Fund from securities lending for the six months ended February 29, 2000 was $267,007.

6. Capital Shares
At February 29, 2000, the Fund had 100 million shares of capital stock authorized with a par value of $0.01 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, including those specifically related to the distribution of its shares.

--------------------------------------------------------------------------------
22                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
 Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

At February 29, 2000, total paid-in capital amounted to the following for each class:

                               Class A              Class B             Class L            Class Y           Class Z
========================================================================================================================
Total Paid-in Capital        $335,049,176         $510,919,329        $206,221,051       $54,055,684       $144,418,578
========================================================================================================================

Transactions in shares of each class were as follows:

                                                           Six Months Ended                                  Year Ended
                                                           February 29, 2000                              August 31, 1999
                                                    ------------------------------               ---------------------------------
                                                      Shares              Amount                   Shares                 Amount
====================================================================================================================================
Class A
Shares sold                                         22,625,954        $ 1,714,547,962             37,325,388        $ 2,050,528,985
Shares issued on reinvestment                          107,900              7,386,889                171,626              7,692,276
Shares reacquired                                  (20,737,426)        (1,570,620,533)           (36,082,392)        (1,981,741,151)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                         1,996,428        $   151,314,318              1,414,622        $    76,480,110
====================================================================================================================================
Class B
Shares sold                                          5,559,854        $   403,532,052              6,945,414        $   357,939,766
Shares issued on reinvestment                           87,740              5,647,803                115,516              4,910,603
Shares reacquired                                   (2,179,707)          (154,616,350)            (5,479,074)          (273,687,067)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                         3,467,887        $   254,563,505              1,581,856        $    89,163,302
====================================================================================================================================
Class L
Shares sold                                          2,003,558        $   149,825,823              1,039,798        $    56,111,076
Shares issued on reinvestment                           31,371              2,025,004                 39,585              1,686,340
Shares reacquired                                     (246,540)           (17,906,197)              (580,589)           (28,676,180)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                         1,788,389        $   133,944,630                498,794        $    29,121,236
====================================================================================================================================
Class Y
Shares sold                                             25,841        $     1,759,084                124,511        $     5,795,983
Shares issued on reinvestment                             --                     --                     --                     --
Shares reacquired                                      (73,249)            (6,500,000)              (242,792)           (16,000,000)
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease                                           (47,408)       $    (4,740,916)              (118,281)       $   (10,204,017)
====================================================================================================================================
Class Z
Shares sold                                            654,222        $    53,939,927              1,413,441        $    76,905,211
Shares issued on reinvestment                           26,286              1,851,551                 22,343              1,026,677
Shares reacquired                                      (33,137)            (2,357,030)              (214,783)           (11,354,179)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                           647,371        $    53,434,448              1,221,001        $    66,577,709
====================================================================================================================================

--------------------------------------------------------------------------------
Smith Barney Aggressive Growth Fund Inc.                                      23

--------------------------------------------------------------------------------
  Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended August 31, except where noted:

Class A Shares                                  2000(1)(2)      1999(2)      1998          1997            1996            1995
====================================================================================================================================
Net Asset Value, Beginning of Period           $67.73          $33.78       $41.80        $28.76          $33.53          $26.76
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                            (0.24)          (0.48)       (0.42)        (0.33)          (0.31)          (0.34)
 Net realized and unrealized
  gain (loss)                                   30.69           35.31        (5.64)        14.18           (2.09)           8.48
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             30.45           34.83        (6.06)        13.85           (2.40)           8.14
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                             (0.72)          (0.88)       (1.96)        (0.81)          (2.37)          (1.37)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.72)          (0.88)       (1.96)        (0.81)          (2.37)          (1.37)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $97.46          $67.73       $33.78        $41.80          $28.76          $33.53
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                    45.41%++       104.42%      (15.16)%       49.11%          (7.44)%         31.95%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets,
 End of Period (000s)                      $1,187,529        $690,142     $296,376      $333,877        $252,531        $292,402
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                        1.15%+          1.18%        1.21%         1.21%           1.30%           1.37%
 Net investment loss                            (0.63)+         (0.89)       (0.97)        (0.93)          (0.97)          (1.05)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             1%              8%           7%            6%             13%             44%
====================================================================================================================================

Class B Shares                                2000(1)(2)      1999(2)       1998          1997          1996         1995
====================================================================================================================================
Net Asset Value, Beginning of Period         $63.82          $32.12        $40.17        $27.88        $32.82       $26.42
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                          (0.51)          (0.87)        (0.66)        (0.56)        (0.53)       (0.33)
 Net realized and unrealized
  gain (loss)                                 28.82           33.45         (5.43)        13.66         (2.04)        8.10
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           28.31           32.58         (6.09)        13.10         (2.57)        7.77
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                           (0.72)          (0.88)        (1.96)        (0.81)        (2.37)       (1.37)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                           (0.72)          (0.88)        (1.96)        (0.81)        (2.37)       (1.37)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $91.41          $63.82        $32.12        $40.17        $27.88       $32.82
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                  44.84%++       102.78%       (15.90)%       47.94%        (8.16)%      30.93%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets,
 End of Period (000s)                      $990,279        $470,141      $185,808      $197,559      $136,322      $97,438
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                      1.95%+          2.00%         2.02%         2.01%         2.07%        2.12%
 Net investment loss                          (1.42)+         (1.70)        (1.78)        (1.73)        (1.75)       (1.80)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           1%              8%            7%            6%           13%          44%
====================================================================================================================================

(1)  For the six months ended February 29, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
24                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
  Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended August 31, except where noted:

Class L Shares                                2000(1)(2)          1999(2)        1998(3)        1997           1996          1995(4)
====================================================================================================================================
Net Asset Value, Beginning of Period           $63.99            $32.19         $40.22         $27.91         $32.84         $26.42
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                            (0.50)            (0.84)         (0.68)         (0.59)         (0.53)         (0.40)
 Net realized and unrealized
  gain (loss)                                   28.90             33.52          (5.39)         13.71          (2.03)          8.19
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             28.40             32.68          (6.07)         13.12          (2.56)          7.79
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                             (0.72)            (0.88)         (1.96)         (0.81)         (2.37)         (1.37)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.72)            (0.88)         (1.96)         (0.81)         (2.37)         (1.37)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $91.67            $63.99         $32.19         $40.22         $27.91         $32.84
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                    44.86%++         102.87%        (15.80)%        47.97%         (8.12)%        31.01%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets,
 End of Period (000s)                        $395,689          $161,784        $65,312        $77,297        $63,786        $72,324
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                        1.91%+            1.94%          1.97%          1.97%          2.06%          2.12%
 Net investment loss                            (1.39)+           (1.64)         (1.73)         (1.68)         (1.75)         (1.80)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             1%                8%             7%             6%            13%            44%
====================================================================================================================================

Class Y Shares                                      2000(1)(2)        1999(2)        1998            1997           1996(5)
====================================================================================================================================
Net Asset Value, Beginning of Period               $68.69            $34.13         $42.07          $28.84         $31.86
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                                (0.11)            (0.29)         (0.25)          (0.16)         (0.12)
 Net realized and unrealized gain (loss)            31.16             35.73          (5.73)          14.20          (0.53)
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 31.05             35.44          (5.98)          14.04          (0.65)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                                 (0.72)            (0.88)         (1.96)          (0.81)         (2.37)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (0.72)            (0.88)         (1.96)          (0.81)         (2.37)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $9.02            $68.69         $34.13          $42.07         $28.84
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                        45.65%++         105.15%        (14.86)%         49.64%        (10.13)%*++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                 $243,781          $172,385        $89,675        $158,146        $58,641
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                            0.81%+            0.82%          0.85%           0.84%          0.84%+
 Net investment loss                                (0.30)+           (0.53)         (0.62)          (0.56)         (0.49)+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                 1%                8%             7%              6%            13%
====================================================================================================================================

(1)  For the six months ended February 29, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)  On June 12, 1998, Class C shares were renamed Class L shares.
(4)  On November 7, 1994, the former Class D shares were renamed Class C shares.
(5)  For the period from October 12, 1995 (inception date) to August 31, 1996.
* Performance for Class Y shares is for the period from January 31, 1996 to August 31, 1996 since all Class Y shares were redeemed during November 1995 and new shares in Class Y were not purchased until January 31, 1996.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Smith Barney Aggressive Growth Fund Inc.                                      25

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended August 31, except where noted:

Class Z Shares                                  2000(1)(2)        999(2)         1998           1997           1996          1995(3)
====================================================================================================================================
Net Asset Value, Beginning of Period           $69.63            $34.58         $42.60         $29.20         $33.88         $26.94
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                            (0.11)            (0.30)         (0.28)         (0.20)         (0.20)         (0.34)
 Net realized and unrealized
  gain (loss)                                   31.58             36.23          (5.78)         14.41          (2.11)          8.65
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             31.47             35.93          (6.06)         14.21          (2.31)          8.31
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                             (0.72)            (0.88)         (1.96)         (0.81)         (2.37)         (1.37)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.72)            (0.88)         (1.96)         (0.81)         (2.37)         (1.37)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $100.38            $69.63         $34.58         $42.60         $29.20         $33.88
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                    45.64%++         105.20%        (14.86)%        49.61%         (7.07)%        32.38%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets,
 End of Period (000s)                        $309,922          $169,905        $42,155        $43,553        $30,837        $27,209
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                        0.82%+            0.82%          0.85%          0.85%          0.93%          1.12%
 Net investment loss                            (0.29)+           (0.51)         (0.62)         (0.57)         (0.61)         (0.80)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             1%                8%             7%             6%            13%            44%
====================================================================================================================================

(1)  For the six months ended February 29, 2000 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)  On November 7, 1994, the former Class C shares were renamed Class Z shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
26                                            Semi-Annual Report to Shareholders

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

Smith Barney
Aggressive Growth
Fund Inc.

Directors
Paul R. Ades
Herbert Barg
Dwight B. Crane
Frank Hubbard
Heath B. McLendon, Chairman
Jerome Miller
Ken Miller
John F. White, Emeritus


Officers
Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Richard A. Freeman
Vice President and Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary


Investment Adviser and Administrator
SSB Citi Fund Management LLC


Distributor
CFBDS, Inc.


Custodian
PNC Bank

Transfer Agent
Citi Fiduciary Trust Company
388 Greenwich Street
22nd Floor
New York, New York 10013


Sub-Transfer Agent
PFPC Global Fund Services
P.O. Box 9699
Providence, RI 02940-9699

This report is submitted for the general information of shareholders of Smith Barney Aggressive Growth Fund Inc., but it may also be used as sales literature when preceeded or accompanied by a current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after May 31, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.

[LOGO OF SALOMON SMITH BARNEY]



Smith Barney Aggressive
Growth Fund Inc.
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds